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                                   BB&T FUNDS
                                EQUITY INDEX FUND

                         SUPPLEMENT DATED APRIL 2, 2004
                                     TO THE
                                EQUITY INDEX FUND
                 CLASS A, CLASS B AND CLASS C SHARES PROSPECTUS
                                DATED MAY 1, 2003

THIS SUPPLEMENT PROVIDES THE FOLLOWING AMENDED AND SUPPLEMENTAL INFORMATION AND SUPERSEDES ANY INFORMATION TO THE CONTRARY IN THE BB&T EQUITY INDEX FUND CLASS A, CLASS B AND CLASS C SHARES PROSPECTUS DATED MAY 1, 2003:

The BB&T Equity Index Fund will assess a redemption fee of 2.00% of the total redemption amount if you sell your shares (of any class), including exchanging your shares for the shares of another BB&T Fund, after holding them for less than 30 days, subject to certain exceptions or limitations described below. The redemption fee is paid directly to the BB&T Equity Index Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any contingent deferred sales charges that may be applicable at the time of sale. Although the BB&T Equity Index Fund will attempt to assess this redemption fee on all applicable redemptions, there can be no guarantee that the Fund will be successful in doing so, including instances when omnibus accounts or retirement plans will not or cannot collect the redemption fee from their underlying accounts. Further, the Fund will not apply the redemption fee to certain types of redemptions that do not indicate market timing strategies, such as redemptions of shares through automatic non-discretionary rebalancing programs or systematic withdrawal plans, redemptions requested within 30 days following the death or disability of the shareholder (or, if a trust, its beneficiary), redemptions requested pursuant to minimum required distributions from retirement plans or redemptions initiated by the Fund. If you reinvest a dividend or capital gain and purchase more shares (in the same fund) those shares will not be subject to the redemption fee upon the sale of those shares or the exchange of those shares for shares of another fund.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE APPLICABLE PROSPECTUS FOR FUTURE REFERENCE.

                                                                 SP-EIRPRO 04/04